METLIFE CAPITAL EQUIPMENT     SERVICER CERTIFICATE FOR MAY 1998     EXHIBIT 99.2
LOAN TRUST 1997-A

$304,203,000   Class A 6.85% Asset Backed Notes
 $26,452,783   Class B Fixed Rate Asset Backed Notes

Transfer (Payment) Date                                                                                                   22-Jun-98
Collection Period Begin                                                                                                   01-May-98
Collection Period End D                                                                                                   31-May-98
Days in accrual period (30/360)                                                                                                  30
Month(s) in Revolving Period                                                                                                     13

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                                                        $9,080,885.17
     Collections Allocable to Principal Funding Account                                                               $6,995,516.97
     Collections Allocable to Interest Payment Account                                                                $2,085,368.20

Miscellaneous Data
     Initial Pool Balance                                                                                           $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)                                            $330,655,783.00
      Subsequent Receivables Purchased                                                                               $10,309,856.77
     Current APR of Pool                                                                                                       8.18%
     Remaining Residual Amount                                                                                        $1,435,488.18
     Obligor Over-Concentration Amount                                                                                        $0.00
     Cumulative Net Losses                                                                                                    $0.00
     Deliquencies - 60 to 90 Days                                                                                             $0.00
     Deliquencies - Over 90 Days                                                                                        $289,671.00
     Realized Losses (Current Period)                                                                                         $0.00
     Recoveries                                                                                                               $0.00
     Acquired Receivables - Transferor (Current Period)                                                                       $0.00
     Acquired Receivables - Servicer (Current Period)                                                                         $0.00
     Investment Earnings
       Collection Account                                                                                                $43,329.63
       Principal Funding Account                                                                                            $238.41
       Reserve Account                                                                                                   $20,713.67
     Total Investment Earnings                                                                                           $64,281.71
-----------------------------------------------------------------------------------------------------------------------------------

PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                                                             $330,655,783.00
       Class A Note Beginning Principal Balance                                                                    $304,203,000.00
       Class B Note Beginning Principal Balance                                                                     $26,452,783.00

Total Principal Balance of Notes (End of Period)                                                                   $330,655,783.00
       Class A Note Principal Balance (End of Period)                                                              $304,203,000.00
               Class A Note Pool Factor (End of Period)                                                                  1.0000000
       Class B Note Principal Balance (End of Period)                                                               $26,452,783.00
               Class B Note Pool Factor (End of Period)                                                                  1.0000000

Collection Account Deposit
       Total Collections and Investment Income for the Period                                                        $9,145,166.88

Administration Fee Accrued during this Period                                                                              $500.00

Principal Funding Account (PFA)                                                                                     $10,423,852.03
       Class A Noteholders' Principal Distributable Amount                                                                   $0.00
       Class B Noteholders' Principal Distributable Amount                                                                   $0.00

Interest Payment Account (IPA)                                                                                       $1,887,493.43
       Noteholders' Class A Interest Distributable Amount                                                            $1,736,492.13
       Noteholders' Class B Interest Distributable Amount                                                              $151,001.30

Servicing Fees Accrued during this Period                                                                              $137,773.24

Reserve Account
       Beginning Reserve Account Balance                                                                             $4,742,046.01
       Distribution from Reserve Account for Shortfalls                                                                      $0.00
       Deposits to Reserve Account from PFA/IPA                                                                              $0.00

       Ending Reserve Account Balance                                                                                $4,742,046.01
==================================================================================================================================

METLIFE CAPITAL EQUIPMENT     SERVICER CERTIFICATE FOR MAY 1998     EXHIBIT 99.2
LOAN TRUST 1997-A

PART III -- SERVICING CALCULATIONS

Initial Pool Balance                                                                                               $330,655,783.00
Pool Balance (Beginning of Collection Period)                                                                      $330,655,783.00
Pool Balance (End of Collection Period)                                                                            $330,655,783.00

Total Collections                                                                                                    $9,145,166.88
     Collections Allocable to Principal Funding Account                                                              $6,995,516.97
     Collections Allocable to Interest Payment Account                                                               $2,085,368.20
Prior Principal Funding Account Balance                                                                              $3,428,335.06
Recoveries                                                                                                                   $0.00
Investment Income for the Period                                                                                        $64,281.71

Principal Funding Account (PFA)                                                                                     $10,423,852.03
Interest Payment Account (IPA)                                                                                       $2,149,649.91

Principal Distributable Amount                                                                                      $10,423,852.03

1.  Trigger Tests

(a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                                                    NO
(b)  Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?                 NO
(c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?                 NO
(d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?                                     NO
        Has an Early Amortization Event Occurred?                                                                       NO

2.  Calculation of Distributable Amounts

Class A Note Beginning Principal Balance                                                                           $304,203,000.00
Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
Class A Noteholders' Share of the Principal Distribution Amount                                                               0.00%
Class A Noteholders' Principal Distributable Amount                                                                          $0.00

Class B Note Beginning Principal Balance                                                                            $26,452,783.00
Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
Class B Noteholders' Share of the Principal Distribution Amount                                                               0.00%
Class B Noteholders' Principal Distributable Amount                                                                          $0.00

Interest Accrued on Class A Notes        6.85%                                                                       $1,736,492.13
Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Class A Interest Distributable Amount                                                                   $1,736,492.13

Interest Accrued on Class B Notes        6.85%                                                                         $151,001.30
Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Class B Interest Distributable Amount                                                                     $151,001.30

3.  Allocations from Collection Account

Interest Payment Account (IPA)                                                                                       $2,149,649.91

        Servicing Fee Shortfall (Previous Period)                                                                            $0.00
        Servicing Fees Accrued during this Period                                  0.50%                               $137,773.24
        Servicing Fees Paid this Period from IPA                                                                       $137,773.24
        Preliminary Servicing Fee Shortfall (Current Period)                                                                 $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                                   $0.00
        Servicing Fee Shortfall (Current Period)                                                                             $0.00

Remaining Interest Payment Account (IPA)                                                                             $2,011,876.67

        Administration Fee Shortfall (Previous Period)                                                                       $0.00
        Administration Fee Accrued during this Period                          $500/mon                                    $500.00
        Administration Fee Paid this Period from IPA                                                                       $500.00
        Preliminary Administration Fee Shortfall (Current Period)                                                            $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                                   $0.00
        Administration Fee Shortfall (Current Period)                                                                        $0.00

Remaining Interest Payment Account (IPA)                                                                             $2,011,376.67

METLIFE CAPITAL EQUIPMENT     SERVICER CERTIFICATE FOR MAY 1998     EXHIBIT 99.2
LOAN TRUST 1997-A

        Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                                  $0.00
        Interest Due (in Arrears) on above Shortfall                                                                         $0.00
        Interest Accrued on Class A Notes this period                                                                $1,736,492.13
        Noteholders' Class A Interest Distributable Amount from IPA                                                  $1,736,492.13
        Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                       $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                                   $0.00
        Noteholders' Class A Interest Carryover Shortfall (Current Period)                                                   $0.00

Remaining Interest Payment Account (IPA)                                                                               $274,884.54

        Deposit to Reserve Account (from IPA)                                                                                 $0.00

Remaining Interest Payment Account (IPA)                                                                               $274,884.54

        Deposit to Principal Funding Account (from IPA)                                                                      $0.00
        Receipt from Reserve Account for shortfall                                                                           $0.00
Remaining Interest Payment Account (IPA)                                                                               $274,884.54

        Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                                  $0.00
        Interest Due (in Arrears) on above Shortfall                                                                         $0.00
        Interest Accrued on Class B Notes this period                                                                  $151,001.30
        Noteholders' Class B Interest Distributable Amount from IPA                                                    $151,001.30
        Noteholders' Class B Interest Carryover Shortfall (Current Period)                                                   $0.00

Remaining Interest Payment Account (IPA)(to the Transferor)                                                            $123,883.24

Principal Funding Account (PFA)(including addition, if any, from IPA)                                               $10,423,852.03

        Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
        Class A Noteholders' Monthly Principal Distributable Amount                                                          $0.00
        Class A Noteholders' Principal Distributable Amount Paid from PFA                                                    $0.00
        Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                                   $0.00
        Class A Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

Remaining Principal Funding Account (PFA)                                                                           $10,423,852.03

        Deposit to Reserve Account (from PFA)                                                                                 $0.00

Remaining Principal Funding Account (PFA)                                                                           $10,423,852.03

        Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
        Class B Noteholders' Monthly Principal Distributable Amount                                                          $0.00
        Class B Noteholders' Principal Distributable Amount Paid from PFA                                                    $0.00
        Class B Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

Remaining Principal Funding Account                                                                                 $10,423,852.03
Amount to Transferor to purchase Subsequent Receivables                                                             $10,309,856.77
Ending Principal Funding Account Balance                                                                               $113,995.26

4.  Distributions from Reserve Account

Beginning Reserve Account Balance                                                                                    $4,742,046.01

Distribution from Reserve Account                                                                                            $0.00
        Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                                     $0.00
        Withdrawal from Reserve Account to Cover Administration Fee Shortfall                                                $0.00
        Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                       $0.00

Preliminary Reserve Account Balance                                                                                  $4,742,046.01

        Deposit to Reserve Account (from IPA)                                                                                $0.00

Preliminary Reserve Account Balance                                                                                  $4,742,046.01

Distribution from Reserve Account                                                                                            $0.00
        Class A Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00
        Transfer to PFA for Realized Losses                                                                                  $0.00
Preliminary Reserve Account Balance                                                                                  $4,742,046.01

METLIFE CAPITAL EQUIPMENT     SERVICER CERTIFICATE FOR MAY 1998     EXHIBIT 99.2
LOAN TRUST 1997-A

        Deposit to Reserve Account (from PFA)                                                                                $0.00

Preliminary Reserve Account Balance                                                                                  $4,742,046.01

Specified Reserve Account Balance                                                                                    $4,742,046.01
Lessor of:
(a)  1.00% of Original Pool Balance at end of Collection Period plus additions; and        1.00%                     $4,742,046.01
(b)  Class A Principal Balance (End of Period)                                                                     $304,203,000.00

Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                                 YES

Excess Amount in Reserve Account released to Transferor                                                                      $0.00

Ending Reserve Account Balance                                                                                       $4,742,046.01

5.  Trigger Calculations

How many months has the Reserve Account been less than the Specified Reserve Account, if any?                           0
Has the avg of the Trust Yields been less than the avg of the Base Rates over 3 consecutive months?                     NO
How many months has the Pool Balance been less than the Note Balance, if any?                                           0


6.  Ending Balances
        Noteholders' Class A Interest Carryover Shortfall (Current Period)                                                   $0.00
        Noteholders' Class B Interest Carryover Shortfall (Current Period)                                                   $0.00
        Class A Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00
        Class B Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

        Class A Note Principal Balance (End of Period)                                                             $304,203,000.00
        Class B Note Principal Balance (End of Period)                                                              $26,452,783.00
        Total Principal Balance of Notes (End of Period)                                                           $330,655,783.00

        Class A Note Pool Factor (End of Period)                        $304,203,000.00                                  1.0000000
        Class B Note Pool Factor (End of Period)                         $26,452,783.00                                  1.0000000
        Total Notes (End of Period)                                                                                      1.0000000

        Class A Notes Principal Balance at close of Revolving Period                                                          0.00
        Principal Pool Balance at close of Revolving Period                                                                   0.00
        Class A Noteholders Percentage at the close of the Revolving Period                                                   0.00%

        Servicer's Yield                                                                                                      0.00